                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Glenn A. Francke
                              --------------------
                              Glenn A. Francke

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ James O. Wright
                              -------------------
                              James O. Wright

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Wendell F. Bueche
                              ---------------------
                              Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Robert A. Schaefer
                              ----------------------
                              Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 12th day of February, 1999.



                              /s/ Jack F. Kellner
                              -------------------
                              Jack F. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ D.J. Kuester
                              ----------------
                              D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Oscar C. Boldt
                              ------------------
                              Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ G.H. Gunnlaugsson
                              ---------------------
                              G.H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 12th day of February, 1999.



                              /s/ Gus A. Zuehlke
                              ------------------
                              Gus A. Zuehlke

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Burleigh E. Jacobs
                              ----------------------
                              Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Jon F. Chait
                              ----------------
                              Jon F. Chait

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Stuart W. Tisdale
                              ---------------------
                              Stuart W. Tisdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Richard A. Abdoo
                              --------------------
                              Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ J.B. Wigdale
                              ----------------
                              J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Don R. O'Hare
                              -----------------
                              Don R. O'Hare

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Katharine C. Lyall
                              ----------------------
                              Katharine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 23rd day of February, 1999.



                              /s/ J.A. Puelicher
                              ------------------
                              J.A. Puelicher

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 12th day of February, 1999.



                              /s/ J.P. Bolduc
                              ---------------
                              J.P. Bolduc

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Peter M. Platten, III
                              -------------------------
                              Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 12th day of February, 1999.



                              /s/ James F. Kress
                              ------------------
                              James F. Kress

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ San W. Orr, Jr.
                              -------------------
                              San W. Orr, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
                                (1998 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 11th day of February, 1999.



                              /s/ Edward L. Meyer, Jr.
                              ------------------------
                              Edward L. Meyer, Jr.